Exhibit 10.2

NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 4th day of May, 2020, by and among MARQUIS AFFILIATED HOLDINGS LLC, a Delaware limited liability company ("Holdings"), MARQUIS INDUSTRIES, INC., a Georgia corporation, and successor by merger with A-O Industries, LLC, a Georgia limited liability company, Astro Carpet Mills, LLC, a Georgia limited liability company, Constellation Industries, LLC, a Georgia limited liability company, S F Commercial Properties, LLC, a Georgia limited liability company, and Lonesome Oak Trading Co., Inc., a Georgia corporation ("Marquis”, together with Holdings, collectively, the "Borrowers" and each, individually, a "Borrower") and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, "Lender").

Recitals:

Lender and Borrowers are parties to a certain Loan and Security Agreement dated as of July 6, 2015 (as at any time amended, restated, supplemented or otherwise modified, the "Loan Agreement") pursuant to which Lender has made loans and other financial accommodations to Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

(a)By adding the following new definitions to Section 1.1 of the Loan Agreement in alphabetical sequence:

CARES Act: Coronavirus Aid, Relief, and Economic Security Act signed into law on March 27, 2020, as in effect on the date hereof.

PPP Funds: any funds obtained by any Borrower as loans or grants under the US Small Business Administration’s Paycheck Protection Program (enacted as a part of the CARES Act).

PPP Permitted Expenses: payroll costs and other expenses for which PPP Funds are permitted to be used pursuant to the CARES Act.

(b)By (i) deleting the “and” at the end of clause (l) of Section 10.2.1 of the Loan Agreement, (ii) deleting the “.” at the end of clause (m) of Section 10.2.1 of the Loan Agreement, (iii) adding “; and” to the end of clause (m) of Section 10.2.1 of the Loan Agreement, and (iv) adding the following new clause (n) to Section 10.2.1 of the Loan Agreement immediately after clause (m):

(n)Debt that constitutes PPP Funds that is not secured and does not exceed $5,000,000 in the aggregate at any time; provided, that Borrowers shall use commercially reasonable efforts to comply with all requirements to ensure any such Debt is forgiven in accordance with the applicable program under the CARES Act.

(c)For the avoidance of doubt, the indemnity set forth in Section 12.2 of the Loan Agreement shall be deemed to indemnify and hold harmless Lender and any other Indemnitee for any Claim that may be incurred by or asserted against Lender or such other Indemnitee due to its reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record, that Lender or such other Indemnitee reasonably believes is made by any Senior Officer.

(d)By deleting Section 12.8 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

12.8Counterparts; Execution.  This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement, including any other Loan Document (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Agreement and the other Loan Documents may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement.  For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by Lender of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

3.Ratification and Reaffirmation.  Borrowers hereby ratify and reaffirm the Obligations, each of the Loan Documents, and all of Borrowers' covenants, duties, indebtedness and liabilities under the Loan Documents.

4.Post-Closing Covenant.  On or before the thirtieth (30th) day after the date hereof (or such later date as Lender may agree to in writing (which, for this purpose only, may take the form of an email from Lender to Borrower) in its discretion), Borrowers shall deliver (or cause to be delivered) to Lender an original counterpart of this Amendment duly executed by Borrowers and an original Secretary's Certificate of Board of Directors Resolutions for Borrowers.

5.Acknowledgments and Stipulations.  Each Borrower acknowledges and stipulates that each of the Loan Documents executed by such Borrower creates legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by such Borrower); the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolver Loans and outstanding Letters of Credit on and as of May 4, 2020, totaled $5,641,487.94.

2

6.Representations and Warranties.  Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

7.Reference to Loan Agreement.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

8.Breach of Amendment.  This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

9.Conditions Precedent.  The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

(a)Lender shall have received a counterpart of this Amendment, duly executed by each Borrower;

(b)Lender shall have received an executed secretary’s certificate for each Borrower, in substantially the forms attached hereto; and

(c) Lender shall have received such other agreements, instruments and documents as Lender may reasonably request.

10.Expenses of Lender.  Each Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes, filing fees and other expenses associated with or incurred in connection with the execution, delivery or filing of any instrument or agreement referred to herein or contemplated hereby.

11.Release of Claims.  To induce Lender to enter into this Amendment, each Borrower hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Lender.

12.Effectiveness; Governing Law.  This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

13.No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Amendment is not intended to

3

be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15.Further Assurances.  Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16.Miscellaneous.  This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.

17.Waiver of Jury Trial.  To the fullest extent permitted by Applicable Law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

18. Execution.  This Amendment may be in the form of an Electronic Record and may be executed using electronic signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment.   For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by Lender of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST: ___/s/ Tony Isaac________________________ Tony Isaac, Secretary [COMPANY SEAL]	BORROWERS: MARQUIS AFFILIATED HOLDINGS LLC By: ___/s/ Jon Isaac___________________________ Jon Isaac, President and Chief Executive Officer
ATTEST: __/s/ Tim Young________________________ Tim Young, Secretary [CORPORATE SEAL]	MARQUIS INDUSTRIES, INC. By: __/s/ Weston A. Godfrey Jr.__________________ Weston A. Godfrey, Jr., Chief Executive Officer
[Signatures continued on following page.]

Ninth Amendment to Loan and Security Agreement (Marquis)

LENDER:

BANK OF AMERICA, N.A.

By: _/s/ Michelle Terwilleger ____________________

Name:  Michelle Terwilleger

Title:  Vice President